UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2018

WARNER MEDIA, LLC

(formerly known as TIME WARNER LLC)

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	82-2449954
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

TIME WARNER LLC

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed on June 15, 2018 in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Time Warner LLC, a Delaware company, as the successor to Time Warner Inc., Time Warner Inc. merged with and into West Merger Sub II, LLC (“LLC Merger Sub”), with LLC Merger Sub being renamed Time Warner LLC and continuing as the surviving entity and as a direct wholly owned subsidiary of AT&T Inc. (the “Merger”).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Following the consummation of the Merger, on June 15, 2018, the certificate of formation of Time Warner LLC was amended and restated to change the name of Time Warner LLC to “Warner Media, LLC”.

A copy of the amended and restated certificate of formation of Time Warner LLC is filed as Exhibit 3.1 hereto and is incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Formation of Time Warner LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warner Media, LLC

By:	/s/ George B. Goeke
Name: George B. Goeke Title: Assistant Treasurer

Date: June 21, 2018

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